AGREEMENT

Whereas, Howard County, Maryland a body corporate and politic, hereinafter referred to as the "County" and CONMED, Inc., 9375 Chesapeake Street, #203, LaPlata, MD 20646, Federal Employer Identification Number 52-1530272 , Telephone Number 301-609-8460 , hereinafter referred to as the "Independent Contractor" are desirous of entering into an agreement whereby the Independent Contractor is to perform certain services for the County; and

Whereas, both parties hereto wish to reduce these mutual obligations to writing.

Now, Therefore, this agreement witnesseth:

First: The County's Request for Proposal No. 08-05 and the Independent Contractor's proposal dated March 7, 2005 , and Best and Final Offer dated March 24, 2005, attached hereto and made a part hereof by reference, is accepted as the definition of the services and obligations to be performed under the terms of this agreement.

AND

The Independent Contractor agrees to perform all services and other obligations as set forth below:

Second: It is understood that the Independent Contractor shall not be considered an agent of the County nor shall any of the Independent Contractor's employees or agents be considered sub-agents of the County; and the Independent Contractor agrees that all services performed under the terms of this agreement shall be under the supervision of the Director of Corrections of Howard County, Maryland, or his designee, who shall have the authority to administer the services performed hereunder.

Third: It is agreed that the Independent Contractor shall be responsible for any loss, personal injury and/or damage that may be suffered as the result of the Independent Contractor's negligence, or failure to perform the obligations of this agreement; and the Independent Contractor hereby agrees to hold the County harmless from any loss, cost, damages and other expenses suffered or incurred by the County by reason of the Independent Contractor's negligence or failure to perform any of the said obligations. In addition, the Independent Contractor shall, without additional expense to the County, be responsible for complying with any and all applicable laws, codes and regulations in connection with the services called for in this agreement.

Fourth: The Independent Contractor shall not assign or transfer any interest or claim under this contract except as authorized in writing by the County Purchasing Agent, and no contract shall be made by the Independent Contractor with any other party for furnishing any of the work or services without the approval of the Purchasing Agent. However, the Purchasing Agent may make changes within the general scope of the contract in the work and service to be performed and the contract shall be modified in writing to reflect any equitable adjustment in the Independent Contractor's cost or time required for performance related to such changes.

Fifth: The performance of work or services under this agreement may be terminated immediately upon written notice, in whole or in part, when the County determines such action is in its best interest. The County shall be liable only for payment for work performed or furnished prior to the effective date of such termination. Any dispute concerning a question of fact arising under this contract, which is not disposed of by agreement, shall be decided by the County Purchasing Agent. Pending final decision of a dispute hereunder, the Independent Contractor shall proceed diligently with the contract performance.

Sixth: In consideration of the services to be performed, as set forth in the first part hereof, the County and Independent Contractor agree that the total payment(s) for the services shall not exceed that which is described in your response to RFP 08-05 :

Contract period shall be for 1 year with 4, 1-year renewal options, exercisable at the sole discretion of the County.

1st Year:	$105,247/month x 12 = $1,262,964.00
2nd Year (Option):	$106,844/month x 12 = $1,282,128.00
3rd Year (Option):	$108,974/month x 12 = $1,307,688.00
4th and 5th Year (Options):	Review of CPI

Seventh: This agreement shall be in force from the 1st day of July, 2005 until the 30th day of June, 2006

Eighth: This Agreement contains the entire understanding between the parties, and any additions, or modifications hereto may only be made in writing executed by both parties hereon.

Ninth: This Agreement shall be interpreted in accordance with the laws of the State of Maryland.

Tenth: The person signing on behalf of the Independent Contractor certifies that he/she understands the provisions of Section 901(a) of the Howard County Charter and Section 22.204 of the Howard County Code dealing with conflicts of interest.

AS WITNESS, the hands and seals of the parties this 25th day of April, 2005.

Witness

[signature]

Contractor: CONMED, INC.

[signature]

Name: Dr. Howard Haft
Title: Vice President

ATTEST

[signature]

Raquel Sanudo
Chief Administrative Officer

By: HOWARD COUNTY, MARYLAND

[signature]

James N. Robey
County Executive

APPROVED FOR LEGAL SUFFICIENCY

[signature]

Barbara M. Cook
County Solicitor

ACCEPTABLE Department of Corrections

[signature]

Melanie C. Pereira, Director
Department of Corrections

CERTIFIED FOR FUNDING AVAILABILITY

[signature] 4/22/05

Sharon F. Greisz
Director of Finance

OFFICE OF PURCHASING
HOWARD COUNTY, MARYLAND
PURCHASE ORDER

Purchase Order Number M0928
Purchase Order Date 5/2/2005
Requisition T04333

To acknowledge the receipt of your **RFP 08-05**

No State or Federal Taxes apply, Maryland Sales and Use Tax Exemption Certificate No. 30001219 applicable. Exempt from Federal Excise Tax per chapter 32 Int. Rev.Code.

ORDER NUMBER MUST APPEAR ON ALL INVOICES, PACKING LISTS AND PACKAGES.

Mail Invoice in Triplicate to: **Director of Finance, P.O. BOX 3427, Ellicott City, Maryland 21041-3427**

Please furnish the following subject to Terms and Conditions on the final page of this order and in accordance with price, specifications, terms and conditions shown herein.

Vendor Number: **521530272**

Conmed, Inc.
9375 Chesapeake Street
Suite #219
LaPlata, MD 20646

DELIVER TO:
Dept. Of Corrections
Detention Center

7301 Waterloo Road
Jessup, MD 20794-

DELIVERY DATE:	TERMS:	FOB:	SHIP:
	n/30	dest	Your Means

LINE #	ITEM #	QTY	U/I	DESCRIPTION	NET UNIT PRICE	TOTAL NET ITEM PRICE
1	1	1	lot	Price Agreement Requirements Contract		

In accordance with Award Notification dated April 11, 2005; your proposal dated March 7, 2005; your Best and Final Offer dated March 24, 2005; Agreement dated April 25, 2005; and all terms, conditions, and specifications of RFP 08-05 in your possession and considered an inegral part of this order; you are to furnish:

Medical Services: Howard County Department of Corrections

First Year Pricing: $105,247/month x 12 = $1,262,964

For period: July 1, 2005 - June 30, 2006 with four 1-year renewal options.

Sub-Order Releases will be issued as required by the County.

PLEASE PROVIDE FORM W-9 WITH INVOICE

P.O. faxed 5/2/05

By Purchasing Agent [signature] Buyer *Teresa V. Lemon ,CPPB* Date 5/2/05

Packaging: When practical, all suppliers must ship all products purchased by the County in packaging and containers made from recycled materials.

VENDOR COPY

OFFICE OF PURCHASING

HOWARD COUNTY, MARYLAND

CHANGE ORDER

PO Number M0928
PO Date 5/2/2005
CO Number 1
CO Dat 6/21/2005
Requisition CO00219

This change order is issued as a supplement to above purchase order. The terms and conditions of original order and any supplements thereto shall remain in full force and effect except as specifically noted herein.

Vendor Number **521530272**

Conmed, Inc.
9375 Chesapeake Street
Suite #219
LaPlata, MD 20646

DELIVER TO:
Dept. Of Corrections
Detention Center

7301 Waterloo Road
Jessup, MD 20794-

DELIVERY DT

TERMS:	FOB:	SHIP:
n/30	dest	Your Means

Ln#	Item #	Quantity Unit	Description	Unit Price	Amount
1	1	1 ea	Price Agreement Requirements Contract Medical Services: Howard County Department of Corrections This Change Order is issued to increase the psychiatrist hours from 6 hours per week to 8 hours per week (RFP 08-05, Document D, Section 9.3.22.5.7) This change will increase the yearly and monthly pricing as follows: $125/hour x 2 hours/week x 52 weeks = $13,000/year All other terms and conditions remain unchanged.		

Packaging: When practical, all suppliers must ship all products purchased by the County in packaging and containers made from recycled materials.

By Purchasing Agent Darla H. Henderson Buyer *Teresa V. Lemon ,CPPB* Date 6/21/05

VENDOR COPY

OFFICE OF PURCHASING
HOWARD COUNTY, MARYLAND
CHANGE ORDER

PO Number M0928
PO Date 5/2/2005
CO Number 2
CO Dat 4/24/2006
Requisition T05075

This change order is issued as a supplement to above purchase order. The terms and conditions of original order and any supplements thereto shall remain in full force and effect except as specifically noted herein.

Vendor Number 521530272

Conmed, Inc.
9375 Chesapeake Street
Suite #203
LaPlata, MD 20646

DELIVER TO:
Dept. Of Corrections
Detention Center

7301 Waterloo Road
Jessup, MD 20794-

DELIVERY DT 6/30/2007

TERMS:	FOB:	SHIP:
n/30	dest	Your Means

Ln#	Item #	Quantity Unit	Description	Unit Price	Amount
1	1	1 Lot	Price Agreement Requirements Contract for:		

Medical: Inmate Care, Detention Center

The purpose of this change order is to exercise the first of four one-year renewal options for the period 7/1/06 - 6/30/07. All prices, terms and conditions remain unchanged.

The vendor must maintain in full force and current, the insurance coverage required under the terms and conditions of this contract while this contract is in effect including this renewal terms.

Contract Period: 7/1/05 - 6/30/07 with three one-year renewal options remaining.

Estimated Annual Amount: $1,295,128.00 ÷ 12 = 107,927.33

Agency Contact - Diana Pettit - 410-313-5221

Vendor Contact - Dr. Howard Huff - 800-609-8476

Packaging: When practical, all suppliers must ship all products purchased by the County in packaging and containers made from recycled materials.

By Purchasing Agent [signature] Buyer Shelley J. Liby Date 4/25/06

VENDOR COPY

Howard County
MARYLAND

Department of County Administration
OFFICE OF PURCHASING
www.howardcountymd.gov/purchasing

Darla H. Herbold, CPPO
Chief of Purchasing

April 23, 2007

Dr. Howard Haft
Conmed, Inc.
9375 Chesapeake Street, STE #203
LaPlata, MD 20646

SUBJECT: Contract Extension – Medical: Inmate Care, Detention Center
RFP #08-05

Dear Dr. Haft:

The requirements contract for Medical: Inmate Care, Detention Center, covered by Howard County Purchase Order #M0928 expires on June 30, 2007. The County would like to renew this contract for another one-year period under the existing terms and conditions. We acknowledge receipt of your letter to the Detention Center dated January 29, 2007. This renewal is conditional upon you furnishing to this office the following executed documents:

1) EBO Schedule of Participation for 10% of the contract amount of $1,320,688.00 (enclosed).

2) Certificate of Insurance - Please identify the RFP Number and Howard County, MD, as the additional insured on the certificate and mark to the attention of Shelley Liby. Furthermore, be reminded that you must maintain, in full force and current, the insurance coverage required under the terms and conditions of this contract while this contract is in effect including this renewal term. Sent email 4-20 07

3) Performance Bond for the full amount of the contract, year two ($1,320,688.00).

4) Payment Bond for the full amount of the contract, year two ($1,320,688.00).

You are required to complete and return these documents to this office no later than May 18, 2007. Should you have any questions please contact Shelley Liby at telephone number 410-313-6379. Your cooperation is appreciated.

Sincerely,

Shelley Liby
Buyer

SL:vrw
Encl: A/S
c: Sylvia Jacobs, EBO Program Coordinator
Dept. of Corrections